UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8 - K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 11, 2005
___________

METALLINE MINING COMPANY
(Exact name of registrant as specified in its charter)

Nevada	000-27667	91-1766677
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

1330 E. Margaret Avenue, Coeur d'Alene, Idaho 83815
(Address of principal executive offices) (Zip Code)

(208) 665-2002
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 3.03 Material Modification to Rights of Security Holders

(a) The disclosure provided under Item 5.03 below is incorporated herein by reference. The Company only has one class of registered securities, common stock.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) Effective September 11, 2005, the Board of Directors (the "Board") of Metalline Mining Company (the "Company") adopted Amended and Restated Bylaws of the Company. The Amended and Restated Bylaws replace the prior Bylaws of the Company in their entirety.

Following is a summary of the provisions adopted or changed by the Amended and Restated Bylaws, and, if applicable, the previous provisions. The summary is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 hereto and incorporated herein by reference.

Article 3, Section 3.1 provides that the annual meeting of shareholders shall be held at the principal business office of the Company in Coeur d'Alene, Idaho on the fourth Monday in April of each year unless otherwise specified by the Board. The prior Bylaws provided that the annual meetings of shareholders were to be held on the first business day in the month of February in the Nevada office of the Company or at such place as determined by the Board.

Article 3, Section 3.2 provides that special meetings of the shareholders may be called by a two-thirds (2/3) majority of the Board of Directors or by the president. The prior Bylaws provided that special meetings of the shareholders could be called by the president or any two officers and would be called by any officer of the Company at the written request of shareholders owning at least forty-five percent (45%) of the issued and outstanding voting shares of common stock.

Article 3, Section 3.3 provides that the Company may give notice by electronic transmission if consented to by the shareholder to whom the notice is given. The prior Bylaws did not provide for electronic notice.

Article 3, Section 3.9 provides that the chairman of any meeting of shareholders shall determine the order of business and the procedure at the meeting. This section also provides certain provisions by which business may be properly brought before an annual or special shareholders' meeting, including a provision that allows shareholders to bring a matter before the annual meeting if notice is properly provided not less than 75 days and not more than 90 days before the meeting. The order of business provided in the prior Bylaws has been deleted. The prior Bylaws were silent regarding shareholder proposals.

Article 3, Section 3.12 provides that the list of the Company's shareholders shall be open to examination upon demand by holders of 5% of the outstanding voting shares of the Company. The prior Bylaws provided that the list of the Company's shareholders would be open to examination upon demand by holders of 25% of the outstanding voting shares of the Company.

Article 3, Section 3.13 provides that action requiring a vote of shareholders may not be taken without a meeting brought in accordance with the Bylaws. The prior Bylaws were silent in this regard.

Article 4, Section 4.2 provides that the number of directors shall be determined by a two-thirds (2/3) majority of the directors. The prior Bylaws provided that shareholders would decide the number of directors at the annual shareholder meeting.

Article 4, Section 4.3 provides that a two-thirds (2/3) majority of the directors shall have the power to elect new directors if the number of directors is increased between annual meetings. The prior Bylaws provided that the number of directors could only be increased or decreased by a plurality of votes cast at a special meeting of shareholders.

Article 4, Section 4.5 provides that Directors may participate in meetings of the Board by telephone or other similar communications equipment. The prior Bylaws were silent in this regard.

Article 4, Section 4.6 provides that notice of special Board meetings shall be mailed to Directors not less than five days before the meeting by mail or shall be sent not less than 24 hours before the meeting by facsimile transmission. The prior Bylaws provided that notice of special Board meetings would be given to Directors not less than seven days and not more than 15 days before the meeting by mail.

Article 4, Section 4.11 provides that actions requiring a vote by the Board may be taken without a meeting on written consent from all of the Directors entitled to vote. The prior Bylaws were silent in this regard.

Article 6, Section 6.8 provides that officers shall be elected by a two-thirds (2/3) majority of the Board and that two-thirds (2/3) of the Board may empower the president to appoint officers other than the president, chairman of the Board or treasurer. The prior Bylaws allowed a majority of the Directors to elect officers and did not include a provision allowing the president to appoint certain officers. The prior Bylaws also required that the president be selected from among the Directors.

Article 7, Section 7.2 provides that any officer may be removed by a two-thirds (2/3) majority of the Board or by the president. The prior Bylaws provided that all officers served for a one year term but could be removed from office by a majority of the Board.

Article 7, Section 7.3 provides that one or more Directors may be removed by a two-thirds (2/3) majority of the Board or a vote of at least sixty-six and two-thirds percent (66 2/3%) of the outstanding voting shares of the Company. The prior Bylaws provided that one or more Directors could be removed at a special meeting of shareholders by a majority vote of the outstanding voting shares of the Company.

Article 7, Section 7.4 provides that vacancies occurring in any officer or directorship may be filled for the unexpired term by a two-thirds (2/3) majority of the Board and that the president may fill any vacancies in those offices he is empowered to appoint. The prior Bylaws provided that such vacancies could be filled by a majority of the Board.

Article 13 provides that the Bylaws may be amended or repealed by a two-thirds (2/3) majority of the Board or a vote of at least sixty-six and two-thirds percent (66 2/3%) of the outstanding voting shares of the Company. The prior Bylaws were silent in this regard.

The current Bylaws are silent regarding a shareholder's right to inspect corporate records and therefore defer to the Nevada Revised Statutes, which provide that shareholders owning not less than 15 percent (15%) of the outstanding voting shares of the Company may inspect books of account and all financial records upon five days' written demand. The prior Bylaws provided that no shareholder had the right to inspect any account, book or document of the Company.

Item 9.01. Financial Statements and Exhibits.

(c) The following exhibit is filed herewith:

Exhibit No.      Exhibit Description

     3.1  Amended and Restated Bylaws of Metalline Mining Company.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             METALLINE MINING COMPANY
                     (Registrant)

September 13, 2005                           By: /s/ Merlin D. Bingham
Date                           Merlin D. Bingham
                                                                    President